1

Fulton Financial
Corporation
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Investor Presentation
Data as of September 30, 2010

■ This presentation may contain forward-looking statements about Fulton Financial Corporation’s financial condition, results of operations, business, strategies, products and services. You can identify forward-looking statements by the use of words such as “may”, “should”, “will”, “could”, “estimates”, “predicts”, “potential”,
 “continue”, “anticipates”, “believes”, “plans”, “expects”, “future” and “intends” and similar expressions which are intended to identify forward-looking statements.
■  Such forward-looking statements reflect the current beliefs and expectations of the Corporation’s management, are based on estimates, assumptions and projections about the Corporation’s business and its industry, and involve significant risks and uncertainties, some of which are beyond our control and difficult to predict. These statements are not guarantees of future performance and actual results may differ materially from those expressed or forecasted in the forward-looking statements. The Corporation undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Accordingly, investors and others are cautioned not to place undue reliance on such forward-looking statements.
■ Many factors could affect future financial results including, without limitation, asset quality and the impact of adverse changes in the economy and in credit or other markets and resulting effects on credit risk and asset values; acquisition and growth strategies; market risk; changes or adverse developments in economic, political or regulatory conditions; a continuation or worsening of the current disruption in credit and other markets, including the lack of or reduced access to, and the abnormal functioning of markets for mortgages and other asset-backed securities and for commercial paper and other short-term borrowings; changes in the levels of Federal Deposit Insurance Corporation deposit insurance premiums and assessments; the effect of competition and interest rates on net interest margin and net interest income; investment strategy and income growth; investment securities gains and losses; declines in the value of securities which may result in charges to earnings; changes in rates of deposit and loan growth or a decline in loans originated; balances of risk-
 sensitive assets to risk-sensitive liabilities; salaries and employee benefits and other expenses; amortization of intangible assets; goodwill impairment; capital and liquidity strategies; and other financial and business matters for future periods.

■ For a more complete discussion of certain risks and uncertainties affecting the Corporation, please see the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and
 Results of Operations” set forth in the Corporation’s filings with the Securities and Exchange Commission.
Forward-Looking Statement

Presentation Outline
 ◆ Corporate Profile
 ◆ Franchise and Markets
 ◆ Overview of the 3rd Quarter
 ◆ Capital
 ◆ Earnings/Peer Group
 ◆ Financial Performance
 ◆ Supplemental Credit Information
 ◆ Investment Portfolio

Fulton Financial Profile (as of 9/30/10)
■ Mid-Atlantic regional financial holding company
■ A family of 8 community banks in 5 states
■ Fulton Financial Advisors
■ Fulton Mortgage Company
■ 272 community banking offices
■ Asset size: $ 16.3 billion
■ 3,800 Team Members
■ Market capitalization: $ 1.8 billion
■ Book value per common share: $ 9.43
■ Tangible book value per common share: $6.67
■ Shares outstanding: 198.9 million

A Valuable Geographic Franchise

Superior Customer Experience
WE WILL CARE, LISTEN,
UNDERSTAND, AND DELIVER

Our Brand
COMMUNITY BANKING
SMALL BUSINESS
HIGH NET WORTH
RETAIL BANKING

Overview of the 3rd Quarter
■ TARP redeemed in full on July 14th
■ Repurchased associated warrant on September 8th
■ Strong mortgage activity and related sale gains
■ Net interest margin expansion
■ Continued core deposit growth / highly liquid
■ Regulation E overdraft guidelines implemented
■ Announced merger of Delaware affiliate into Fulton
 Bank
■ Expenses well controlled

Overview of the 3rd Quarter / Credit
■ Loan balances stable / growth offset
 runoff and charge-offs
■ Earning asset growth a challenge
■ Economic recovery slower than
 anticipated
■ Non-performing assets and overall
 delinquency increased linked quarter
■ Further reduction in construction
 exposure
■ Provision unchanged from prior quarter

■ 52 relationships with commitments to lend
 of $20 million or more
■ Maximum individual commitment: $33 million
■ Maximum commitment land development:
 $25 million
 ➢ Maximum commitment any one development
 project: $15 million
■ Average commercial lending relationship size is
 $459,711
■ Loans and corresponding relationships are
 within Fulton’s geographic market area
Summary of Larger Loans 9/30/10

Basel Capital Guidelines
■ Corporation’s current capital levels
 exceed preliminary guidelines
■ Possible further definition and
 clarification from U. S. Regulatory
 Authorities

Capital      9/30/10
GAAP Capital	$1.88 billion
Total Risk-Based Capital	$1.77 billion
Total Risk-Based Capital Ratio	13.90%
Tier 1 Risk-Based Capital Ratio	11.40%
Leverage Capital Ratio	9.20%
Tangible Common Equity Ratio	8.40%
Tangible Common Equity to Risk-Weighted Assets	10.45%

Dodd Frank Act
■ Established organizational structure
 to address each applicable Title
■ Expect market opportunities with
 appropriate planning and strategizing
■ Believe we are in a better position to
 absorb increased costs than smaller
 competitors

Mortgage Foreclosures
■ Media focus is largely on high volume
 servicing/ foreclosure operations
■ Each customer viewed on case-by-case basis
■ Strive to keep borrowers in their homes
■ Approximately 300 residential foreclosure
 actions initiated during first nine months of
 this year
■ Currently conducting review of our foreclosure
 requirements, foreclosure procedures and law
 firms we use
■ The impact of any deficiencies which may be
 discovered is not expected to be material

Financial Performance

Income Statement Summary

Income Statement Summary (YTD September)

International Bancshares Corporation
Old National Bancorp
South Financial Group, Inc.
Susquehanna Bancshares, Inc.
TCF Financial Corporation
Trustmark Corporation
UMB Financial Corporation
United Bankshares, Inc.
Valley National Bancorp
Whitney Holding Corporation
Wilmington Trust Corporation
*Fulton’s peer group as of September 30, 2010
Associated Banc-Corp
BancorpSouth, Inc.
Bank of Hawaii Corporation
BOK Financial Corporation
Citizens Republic Bancorp
City National Corporation
Commerce Bancshares, Inc.
Cullen/Frost Bankers, Inc.
First Citizens BancShares, Inc.
First Midwest Bancorp, Inc.
First Merit Corporation

Peer Group*

Net Interest Margin

Average Loans (Q3 2010 vs. Q2 2010)

Average Loans (September 30th - Year to Date)

Average Loan Growth

Net Charge-Offs To Average Loans

Non-performing Loans to Loans

Allowance to Loans

Allowance to Non-performing Loans

Average Deposits       (Q3 2010 vs. Q2 2010)

Average Deposits (September 30th - Year to Date)

Average Deposit Growth

Other Income (Q3 2010 vs. Q2 2010)

Other Income        (September 30th - Year to Date)

More Efficient Than Peers

Other Expense (Q3 2010 vs. Q2 2010)

Other Expense (September 30th - Year to Date)

Corporate Priorities
■ EPS growth to improve total shareholder return
■ Reduce credit costs and construction exposure
■ Aggressively seek quality loans / protect current
 relationships
■ Pricing to reward, retain and enhance retail
 customer relationships
■ Leverage our brand and Forbes recognition
■ Consistent superior customer experience
■ Continue to align funding costs with protracted low
 rate environment
■ Offset impact of Regulation E changes / focus on
 non-interest income

Fulton Financial Corporation
One Penn Square
Lancaster, PA 17602
www.fult.com

Supplemental Credit
Information

Commercial Loans by Industry (Sept. 30, 2010)

Loan Distribution by State (Q3 2010)

Provision and Net Charge-Offs
Provision
Net Charge-Offs / Average Loans
($ in millions)

Net Charge-offs (Recoveries) (Q3 2010)

Loan Delinquency (Key Sectors)
Category	Total (%) 9/30/10	90-Days 9/30/10	Total (%) 9/30/09	90-Days 9/30/09
Commercial Loans	3.08	2.31	2.26	1.65
Consumer Direct	1.54	0.71	1.69	0.65
Commercial Mortgage	2.85	2.29	1.84	1.31
Residential Mortgage	9.19	5.26	9.28	5.14
Construction	12.02	10.98	11.37	10.12
Total Portfolio	3.86	2.87	3.34	2.34

Non-performing Loans* (September 30, 2010)

Residential Mtg by State (September 30, 2010)

C&I Loans by State (September 30, 2010)

Construction Loans (September 30, 2010)

Declining Construction Exposure
(7%)
(23%)
(19%)
($ in millions)
Construction Loans /
Total Loans
12.2%
10.5%
8.2%
8.6%
7.0%

Construction Loans by Type 9/30/10

CRE Loans by State (September 30, 2010)

Shared National Credits (September 30, 2010)

Investment Portfolio Detail

Investment Portfolio (September 30, 2010)

Fulton Financial Corporation
One Penn Square
Lancaster, PA 17602
www.fult.com
Version 2010-11-24